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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SOLICITATION AND REVOCABILITY OF PROXIES
VOTING SECURITIES
VOTING PROCEDURES
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS
INFORMATION REGARDING THE BOARD OF DIRECTORS AND EXECUTIVE OFFICERS
AUDIT COMMITTEE REPORT
NOMINATING COMMITTEE REPORT
COMPENSATION COMMITTEE REPORT
EXECUTIVE COMPENSATION
CERTAIN TRANSACTIONS
16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PRINCIPAL ACCOUNTANT AUDIT FEES AND SERVICES
DEADLINE FOR SUBMITTING SHAREHOLDER PROPOSALS
ANNUAL REPORT TO SHAREHOLDERS
OTHER MATTERS AT THE MEETING
OTHER DOCUMENTS NOT A PART OF THIS PROXY STATEMENT
SHAREHOLDERS ARE URGED TO PROMPTLY MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED
Appendix A

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.

265 Turner Drive
Durango, Colorado 81303

PROXY STATEMENT

Annual Meeting of Shareholders – July 15, 2005

SOLICITATION AND REVOCABILITY OF PROXIES

     This Proxy Statement is furnished in connection with the solicitation of Proxies by the Board of Directors of Rocky Mountain Chocolate Factory, Inc. (the “Company”) for use only at the Annual Meeting of the Company’s shareholders to be held at the time and place, and for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

     Each shareholder, even though he or she now plans to attend the meeting, is requested to promptly mark, sign, date and return the enclosed Proxy in the envelope provided. Any shareholder present at the meeting may withdraw his or her Proxy and vote personally on each matter brought before the meeting.

     It is anticipated that the Proxy Statement, together with the Proxies and the Company’s 2005 Annual Report on Form 10-K, will first be mailed to the Company’s shareholders on or about June 23, 2005. A person giving the enclosed Proxy has the power to revoke it at any time before it is exercised by (1) delivering written notice of revocation to the Secretary of the Company, (2) duly executing and delivering a Proxy for the Annual Meeting bearing a later date or (3) voting in person at the Annual Meeting.

     The Company will bear the cost of this solicitation of Proxies, including the charges and expenses of brokerage firms and others for forwarding solicitation materials to beneficial owners of the Company’s Common Stock, par value $0.03 per share (the “Common Stock”). In addition, the Company’s officers, directors and other regular employees, without additional compensation, may solicit Proxies by mail, personal interview, telephone or telegraph.

VOTING SECURITIES

     The close of business on May 31, 2005 has been fixed as the record date for the determination of holders of record of the Company’s Common Stock entitled to notice of and to vote at the Annual Meeting. On the record date, approximately 4,640,000 shares of the Company’s Common Stock were outstanding and eligible to be voted at the Annual Meeting.

     For each share of Common Stock held on the record date, a shareholder is entitled to one vote on all matters to be voted on at the Annual Meeting, except the election of directors.

     Shareholders have cumulative voting rights in the election of directors, and there is no condition precedent to the exercise of those rights. Under cumulative voting, each shareholder is entitled to as many votes as shall equal the number of his or her shares multiplied by six, the number of directors to be elected, and he or she may cast all of those votes for a single nominee or divide them among any two or more nominees as he or she sees fit. It is the intention of the Proxy holders to exercise voting rights in order to elect the maximum number of nominees named below. An instruction on the Proxy to withhold authority to vote for any nominee will be deemed an authorization to vote cumulatively for the remaining nominees, unless otherwise indicated.

VOTING PROCEDURES

     The vote required for the election of directors is a plurality of the shares of Common Stock present or represented by proxy at the meeting and entitled to vote thereon, provided a quorum is present. The vote required for the approval of any other item to be acted upon at the Annual Meeting is the affirmative vote of a majority of the shares entitled to vote on the matter and present or represented by proxy at the meeting, provided a quorum is present. A quorum is established by the presence or representation at the Annual Meeting of the holders of a majority of the Company’s voting shares. Brokers who hold shares in street name have discretionary authority to vote on certain “routine” items even if they have not received instructions from the persons entitled to vote such shares. However, brokers do not have authority to vote on “nonroutine” items without such instructions. Such “broker non-votes” (shares held by brokers or nominees as to which they have no discretionary power to vote on a particular matter and have received no instructions from the persons entitled to vote such shares) are counted as present and entitled to vote for purposes of determining whether a quorum is present but are not considered entitled to vote on any nonroutine matter to be acted upon. For matters requiring the affirmative vote of a plurality of the shares of Common Stock present or represented at the Meeting, such as Item No. 1, broker non-votes would have no effect on the outcome of the vote. For matters requiring the affirmative vote of a majority of the shares of Common Stock present or represented at the Meeting and entitled to vote, such as Items No. 2 and No. 3, broker non-votes would not be counted as among the shares entitled to vote with respect to such matters. Thus, the effect of any broker non-votes with respect to such matters would be to reduce the number of affirmative votes required to approve the proposals and the number of negative votes required to block such approval.

     Shareholders are not entitled to any rights of appraisal or similar dissenters’ rights with respect to any matter to be acted upon at the Annual Meeting, because, pursuant to Colorado law, the matters to be acted upon do not give rise to any such dissenters’ rights.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

     The following table sets forth information, as of May 31, 2005, with respect to the shares of Common Stock beneficially owned (i) by each person known to the Company to be the beneficial owner of more than 5% of the Company’s Common Stock, (ii) by each director or nominee for election as a director and each executive officer named in the Summary Compensation Table, and (iii) by all current directors and executive officers of the Company as a group.

     The number of shares beneficially owned includes shares of Common Stock with respect to which the persons named below have either investment or voting power. A person is also deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of that security within 60 days through the exercise of an option or through the conversion of another security. Except as noted, each beneficial owner has sole investment and voting power with respect to the Common Stock.

     Common Stock not outstanding that is subject to options or conversion privileges is deemed to be outstanding for the purpose of computing the percentage of Common Stock beneficially owned by the person holding such options or conversion privileges, but is not deemed to be outstanding for the purpose of computing the percentage of Common Stock beneficially owned by any other person.

	Amount and Nature
Name of Beneficial Owner	of Beneficial Ownership	Percent of Class
Franklin E. Crail*	600,066 (1)	12.9%
Clyde Wm. Engle* et al.	80,532 (2)	1.7%
Bryan J. Merryman*	81,392 (3)	1.8%
Fred M. Trainor*	151,313 (2)	3.3%
Edward L. Dudley	73,484 (3)	1.6%
Gerald A. Kien*	57,750 (2)	1.2%
Lee N. Mortenson*	15,810 (2)	0.3%
Jay B. Haws	49,350 (3)	1.1%
Gregory L. Pope	62,687 (3)	1.3%
All executive officers and directors as a group (10 persons)	1,190,449 (4)	24.4%

*	Director

(1)	Mr. Crail’s address is the same as the Company’s address. Includes 18,480 shares that Mr. Crail has the right to acquire within 60 days through the exercise of options granted pursuant to the Company’s 1995 Stock Option Plan. Of the 581,586 shares indicated as being beneficially owned by Mr. Crail, 2,257 shares are owned beneficially by members of Mr. Crail’s immediate family. Mr. Crail disclaims beneficial ownership of the shares owned by his family members.

(2)	Includes shares that these directors have the right to acquire within 60 days through the exercise of options granted pursuant to the Company’s 2000 Nonqualified Stock Option Plan for Non-employee Directors (“2000 Director’s Plan”) and 1990 Nonqualified Stock Option Plan for Non-employee Directors (the “1990 Director’s Plan”) as follows: Mr. Engle, 11,550 shares; Mr. Trainor, 2,310 shares; Mr. Mortenson, 2,310 shares; and Mr. Kien, 34,650 shares.

(3)	Includes shares that these officers have the right to acquire within 60 days through the exercise of options granted pursuant to the Company’s 1995 Stock Option Plan and the Company’s 2004 Stock Option Plan as follows: Mr. Dudley, 45,728 shares; Mr. Merryman, 6,300 shares; Mr. Haws, 49,350 shares; and Mr. Pope, 50,957 shares.

(4)	Includes 239,700 shares that officers and directors as a group have the right to acquire within 60 days through the exercise of options granted pursuant to the Company’s 1995 Stock Option Plan, the 1990 Director’s Plan, 2000 Director’s Plan and the 2004 Stock Option Plan.

     The following table provides information with respect to the Company’s equity compensation plans as of February 28, 2005.

Equity Compensation Plan Information

	Number of securities to be
	issued upon exercise of	Weighted average exercise	Number of securities
	outstanding options, warrants	price of outstanding options,	remaining available for future
Plan category	and rights	warrants and rights	issuance
Equity compensation plans approved by security holders	577,502	$6.25	117,180
Equity compensation plans not approved by security holders	-0-	-0-	-0-
Total	577,502	$6.25	117,180

ITEM 1. ELECTION OF DIRECTORS

Nominees

     The Company’s By-laws provide for no fewer than three nor more than nine directors. The Board has previously fixed the current number of directors at six. Directors are elected for one year. Six directors will be elected at the Annual Meeting. All of the nominees are currently directors of the Company.

     Proxies will be voted, unless authority to vote is withheld by the shareholder, FOR the election of Messrs. Crail, Merryman, Kien, Mortenson, Trainor and Engle to serve until the 2006 Annual Meeting of Shareholders and until the election and qualification of their respective successors. If any such nominee shall be unable or shall fail to accept nomination or election by virtue of an unexpected occurrence, Proxies may be voted for such other person or persons as shall be determined by the Proxy holders in their discretion. Shareholders may not vote for more than six persons for election as directors at the Annual Meeting.

Set forth below is certain information concerning each nominee for election as a director:

Name	Positions with Company	Age	Director Since
Franklin E. Crail	Chairman of the Board, Chief Executive Officer and President	63	1982
Bryan J. Merryman	Chief Operating Officer, Chief Financial Officer, Treasurer and Director	44	1999
Gerald A. Kien	Director*	73	1995
Lee N. Mortenson	Director*	69	1987
Fred M. Trainor	Director*	66	1992
Clyde Wm. Engle	Director*	62	2000

*	Nasdaq Rule 4350(c) requires that a majority of the Board of Directors must be comprised of “independent directors” as defined in Nasdaq Rule 4200. The Board of Directors has determined that Gerald A. Kien, Lee N. Mortenson, Fred M. Trainor, and Clyde Wm. Engle are each “independent directors” under Nasdaq Rule 4200.

     Franklin E. Crail. Mr. Crail co-founded the first Rocky Mountain Chocolate Factory store in May 1981. Since the incorporation of the Company in November 1982, he has served as its President and a director, and, from September 1981 to January 2000 as its Treasurer. He was elected Chairman of the Board in March 1986. Prior to founding the Company, Mr. Crail was co-founder and President of CNI Data Processing, Inc., a software firm which developed automated billing systems for the cable television industry.

     Bryan J. Merryman. Mr. Merryman joined the Company in December 1997 as Chief Financial Officer and Vice President — Finance. Since April 1999, Mr. Merryman has also served the Company as the Chief Operating Officer, as a Director, and since January 2000 as the Company’s Treasurer. Prior to joining the Company, Mr. Merryman was a principal in Knightsbridge Holdings, Inc. (a leveraged buyout firm) from January 1997 to December 1997. Mr. Merryman also served as Chief Financial Officer of Super Shops, Inc., a retailer and manufacturer of aftermarket auto parts from July 1996 to November 1997 and was employed for more than eleven years by Deloitte and Touche LLP, most recently as a Senior Manager.

     Gerald A. Kien. Mr. Kien became a director in August 1995. He retired in 1995 from his positions as President and Chief Executive Officer of Remote Sensing Technologies, Inc., a subsidiary of Envirotest Systems, Inc., a company engaged in the development of instrumentation for vehicle emissions testing located in Tucson, Arizona. Mr. Kien has served as a Director and as Chairman of the Executive Committee of Sun Electric Corporation since 1980 and as Chairman, President and Chief Executive Officer of Sun Electric until retirement in 1993.

     Lee N. Mortenson. Mr. Mortenson has served on the Board of Directors of the Company since 1987. Mr. Mortenson has been engaged in consulting and investments activities since July 2000, and is a Managing Director of Kensington Partners, LLC (a private investment firm) since June 2001. Mr. Mortenson has been President and Chief Executive Officer of Newell Resources LLC since 2002 providing management consulting and investment services. Mr. Mortenson served as President, Chief Operating Officer and a director of Telco Capital Corporation of Chicago, Illinois from January 1984 to February 2000. Telco Capital Corporation was principally engaged in the manufacturing and real estate businesses. He was President, Chief Operating Officer and a director of Sunstates Corporation from December 1990 to February 2000. Sunstates Corporation was a company primarily engaged in real estate development and manufacturing. Mr. Mortenson was a director of Alba-Waldensian, Inc. from 1984 to July 1999, and served as its President, Chief Executive Officer and director of Alba-Waldensian, Inc. from February 1997 to July 1999. Alba was principally engaged in the manufacturing of apparel and medical products.

     Fred M. Trainor. Mr. Trainor has served as a director of the Company since August 1992. Mr. Trainor is the founder, and since 1984 has served as Chief Executive Officer and President of AVCOR Health Care Products, Inc., Fort Worth, Texas (a manufacturer and marketer of specialty dressings products). Prior to founding AVCOR Health Care Products, Inc. in 1984, Mr. Trainor was a founder, Chief Executive Officer and President of Tecnol, Inc. of Fort Worth, Texas (also a company involved with the health care industry). Before founding Tecnol, Inc., Mr. Trainor was with American Hospital Supply Corporation (AHSC) for 13 years in a number of management capacities.

     Clyde Wm. Engle. Mr. Engle has served as a director of the Company since January 2000. Mr. Engle is Chairman of the Board of Directors and Chief Executive Officer of Sunstates Corporation and Chairman of the Board of Directors., President and Chief Executive Officer of Lincolnwood Bancorp, Inc. (formerly known as GSC Enterprises, Inc.), a one-bank holding company, and Chairman of the Board and Chief Executive Officer of its subsidiary, Bank of Lincolnwood

Recommendation of the Board of Directors

     The Board of Directors unanimously recommends that the shareholders vote FOR the election of the six nominees named above.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

     No family relationships exist between any director or executive officer and any other director or executive officer of the Company.

Committees and Meetings

     The Board of Directors has a standing Compensation Committee and Audit Committee.

Audit Committee	6 meetings in Fiscal 2005

Members:	Lee N Mortenson
Fred M. Trainor
Gerald A. Kien

Responsibilities:	Assists the full Board.
Oversight of the Company’s accounting and financial reporting principles and policies and internal controls and procedures;
Oversight of the Company’s financial statements and the independent audit thereof;
Selecting, evaluating and, where deemed appropriate, replacing the independent auditors;
Evaluating the independence of the independent auditors.

Compensation Committee	6 meeting in Fiscal 2005

Members:	Lee N Mortenson
Fred M. Trainor
Gerald A. Kien

Responsibilities:	Assists the full Board.
Approving remuneration arrangements for the Company’s executive officers;
Approving and administering grants of stock options under the 1995 Stock Option Plan;
Approving and administering grants of stock options under the 2000 Directors’ Plan;
Approving and administering grants of stock options under the 2004 Stock Option Plan.

Nominating Committee	1 meeting in Fiscal 2005

Members:	Lee N Mortenson
Fred M. Trainor
Gerald A. Kien

Responsibilities:	Assists the full Board.
Identifying individuals qualified to become members of the Board of Directors;
Approving and recommending to the full Board director candidates.

     During the last fiscal year, the Company’s Board of Directors held 5 meetings. Each director attended 100% of the aggregate of (i) the total number of meetings of the Board of Directors held and (ii) the total number of meetings held by all committees of the Board on which he served, during the period he was a director, except that Mr. Trainor attended 60% of such meetings and Mr. Engle attended 80%. The Company has no policy with regard to directors serving on the Board attending the annual meeting. Mr. Crail and Mr. Merryman, the Company’s two employee-directors, attended last year’s annual meeting.

     The Board of Directors has adopted a Policy on Shareholder Communications with the Board of Directors in order to facilitate shareholder communications with the Board of Directors. Under the Policy, shareholders are encouraged to contact the Board of Directors, any individual director or group of directors, in writing by sending communications to Rocky Mountain Chocolate Factory, Inc., 265 Tuner Drive, Durango, Colorado 81303; Attn: Corporate Secretary, Shareholder Communication. A copy of the Policy on Shareholder Communications with the Board of Directors is posted on the Company’s website at www.rmcf.com.

Audit Committee for Fiscal 2005:

     If the nominees identified above are elected to serve as directors for fiscal 2006, the 2006 Audit Committee will consist of: Lee N. Mortenson, Gerald A. Kien and Fred M. Trainor.

Compensation Committee for Fiscal 2005:

     If the nominees identified above are elected to serve as directors for fiscal 2006, the 2006 Compensation Committee will consist of: Lee N. Mortenson, Gerald A. Kien and Fred M. Trainor.

Nominating Committee for Fiscal 2005:

     If the nominees identified above are elected to serve as directors for fiscal 2006, the 2006 Nominating Committee will consist of: Lee N. Mortenson, Gerald A. Kien and Fred M. Trainor.

AUDIT COMMITTEE REPORT

     The audit committee of the Company’s Board of Directors (the “Audit Committee”) consists of three non-employee directors, Lee N. Mortenson, Gerald A. Kien and Fred M. Trainor, each of whom has been determined to be “independent” as that term is defined in Nasdaq Rule 4200. The Board of Directors has determined that Lee N. Mortenson is a “financial expert” as defined in Item 401(h) of Regulation SK promulgated under the Securities Exchange Act of 1934, as amended, and thus possesses “financial sophistication” as that term is defined by Nasdaq Rule 4350(d). The Audit Committee operates under a written charter adopted by the Board of Directors. A copy of the Audit Committee Charter was included in the 2004 Proxy Statement as Appendix A.

     Management is responsible for the Company’s internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Company’s financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The Audit committee’s responsibility is to monitor and oversee these processes. It is not our duty or our responsibility to conduct auditing or accounting reviews or procedures. We are not employees of the Company and we may not be, and we may not represent ourselves to be or to serve as, accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, we have relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America, and on the representations of the independent auditors included in the report on the Company’s financial statements. Our oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our considerations and discussions with management and the independent auditors do not assure that the Company’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company’s financial statements has been carried out in accordance with the standards of the Public Company Oversight Board (United States) or that the Company’s independent accountants are in fact “independent.”

     In this context, the Audit Committee has met and held discussions separately with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company’s financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by the Statement on Auditing Standards No. 61, Communications with Audit Committees, as currently in effect.

     The Company’s independent accountants also provided to the Audit Committee the written disclosure required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. The Committee discussed with the independent accountants that firm’s independence and considered whether the non-audit services provided by the independent accountants are compatible with maintaining its independence.

     Based on the Audit Committee’s discussion with management and the independent accountants, and the Audit Committee’s review of the representation of management and the report of the independent accounts to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended February 28, 2005 filed with the Securities and Exchange Commission.

     Submitted by the Audit Committee of the Company’s Board of Directors,

Lee N. Mortenson
Gerald A. Kien
Fred M. Trainor

NOMINATING COMMITTEE REPORT

     The nominating committee of the Company’s Board of Directors (the “Nominating Committee”) consists of three non-employee directors, Lee N. Mortenson, Gerald A. Kien and Fred M. Trainor, each of whom has been determined to be “independent” as that term is defined in Nasdaq Rule 4200. The Nominating Committee operates under a written charter adopted by the Board of Directors. A copy of the Nominating Committee Charter was included in the 2004 Proxy Statement as Appendix B.

     The purpose of the Nominating Committee is: (i) to assist the Board of Directors in identifying individuals qualified to become members of the Board of Directors; and (ii) to approve and recommend to the Board of Directors qualified director candidates.

     The Nominating Committee will consider director candidates recommended by shareholders when such recommendation is made in writing (i) delivered pursuant to the Company’s Policy on Shareholder Communications with the Board of Directors; (ii) received by a date no later than the 120th calendar day before the date of the Company’s proxy statement released to shareholders in connection with the previous year’s annual meeting; and (iii) signed by one or more shareholders that beneficially owned five percent (5%) or more of the Company’s voting common stock for a at least one (1) year as of the date the recommendation is made.

     In determining whether an individual is qualified to serve on the Company’s Board of Directors, whether recommended by the by the Nominating Committee or by the shareholders, the Nominating Committee considers relevant factors, including, but not limited to, an individual’s independence, knowledge, skill, training, experience, and willingness to serve on the Board of Directors.

     Each nominee for director identified above is a director standing for re-election.

     Submitted by the Nominating Committee of the Company’s Board of Directors,

Lee N. Mortenson
Gerald A. Kien
Fred M. Trainor

COMPENSATION COMMITTEE REPORT

     The following is a report of the Compensation Committee of the Board of Directors (the “Committee”) on executive compensation policies for the fiscal year ended February 28, 2005 The Committee is composed entirely of non-employee directors and is responsible for administering the compensation program for executive officers of the Company and making all related decisions.

     The principal elements of the compensation program for executive officers are base salary, performance-based annual bonuses and options granted under the Company’s 1995 Stock Option Plan and 2004 Stock Option Plan. The goals of the program are to ensure that a strong relationship exists between executive compensation and the creation of shareholder value, and that executive officers are strongly motivated and retained. The Company’s compensation philosophy is to create a direct relationship between the level of total executive officer compensation and the Company’s success in meeting its annual performance goals as represented by its annual business plan. An additional element of this philosophy is to reward equitably relative contribution and job performance of individual executive officers.

Base Salary

     Annual salaries for the Company’s executive officers, including the Chairman of the Board and President, are generally reviewed in March of each year based on a number of objective and subjective factors, with any change to be generally effective on March 1 of that year. Objective factors considered include the Company’s financial performance relative to business plan profit objectives in the immediately preceding fiscal year, although no specific formulas based on such factors are used to determine salaries. Salary decisions are based primarily on the Committee’s subjective analysis of the factors contributing to the Company’s success and of the executive’s individual contributions to that success.

Performance-based Annual Bonuses

     Cash bonuses based on the Company’s performance are awarded to the executive officers under an incentive compensation plan. Under the plan which served as the basis for bonuses paid for fiscal year 2005, executive officers received a percentage of their base pay based on the overall performance of the Company. Additional bonuses may be awarded at the discretion of the Committee in recognition of special accomplishments. Thus, whether the executive officers’ total pay is comparable to the compensation of executives with similar responsibilities at comparable companies may vary from year to year depending upon the Company’s performance.

CEO Compensation

     At the beginning of fiscal year 2005 the Compensation Committee and Mr. Crail determined that Mr. Crail’s base compensation would increase 3% at the beginning of the year. Additionally, a performance incentive was implemented so that Mr. Crail’s base salary would be increased if a certain target was met during the year. Specifically, the Compensation Committee determined that in the event the Company achieved 100% of budgeted net income (which budgeted number was substantially higher than the prior year’s net income), Mr. Crail would receive an additional 7% salary increase which would be applied retroactively and paid at the end of fiscal 2005. The net income target was achieved; therefore, Mr. Crail’s compensation was increased.

Stock Options

     Awards of stock options strengthen the ability of the Company to attract, motivate and retain executives of superior capability and more closely align the interests of management with those of its shareholders. The Committee considers on an annual basis the grant of options to executive officers and key managers under the Company’s 1995 Stock Option Plan and 2004 Stock Option Plan. The number of options granted is generally based upon the position held by a participant and the Committee’s subjective evaluation of such participant’s contribution to the Company’s future growth and profitability. The grant of options is an annual determination, but the Committee may consider the size of past awards and the total amounts outstanding in making such a determination.

     Unlike cash, the value of a stock option will not immediately be realized and does not result in a current expense to the Company. Stock options are granted with an exercise price equal to the current market price of the Company’s stock and will have value only if the Company’s stock price increases, resulting in a commensurate benefit for the Company’s shareholders. Although the plan does not provide for a required vesting period, the Committee’s current practice is to generally require that options granted to employees vest pro rata 20% per year over five years.

     There were 225,540 stock options awarded to executive officers or others in fiscal 2005. Options presently held by current executive officers and directors under the Company’s option plans cover a total of 455,596 shares.

Other Compensation

     An additional element of the executive officer’s compensation, which is not performance-based, is the matching of contributions by the Company under the Company’s 401(k) plan.

     The Compensation Committee believes that linking executive compensation to corporate performance results in a better alignment of compensation with corporate goals and shareholder interests. As performance goals are met or exceeded, resulting in increased value to shareholders, executives are rewarded commensurately. The Committee believes that compensation levels during 2005 adequately reflect the Company’s compensation goals and policies.

Submitted by the Compensation Committee of the Company’s Board of Directors:

Lee N. Mortenson
Gerald A. Kein
Fred M. Trainor

EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table sets forth certain information with respect to annual compensation for the years indicated for the Company’s Chief Executive Officer and each of the four other most highly compensated executive officers of the Company who met the minimum compensation threshold of $100,000 for inclusion in the table (the “Named Officers”) serving in that capacity as of February 28, 2005.

				Long-Term
				Compensation
				Awards
				Securities
				Underlying
	Annual Compensation			Options/SARs	All Other
Name and Principal Position	Year	Salary (1)	Bonus(2)	(#)(3)	Compensation(4)
Franklin E. Crail,	2005	$232,925	$116,463	-0-	$6,150
Chairman of the Board and	2004	$211,750	$105,875	-0-	$6,000
President	2003	$192,500	$38,500	-0-	$2,780

Bryan J. Merryman,	2005	$203,280	$116,751	-0-	$6,150
Chief Operating Officer, Chief	2004	$181,500	$81,675	31,500	$6,000
Financial Officer and Director	2003	$165,000	$29,700	-0-	$2,810

Edward L. Dudley,	2005	$153,065	$68,375	-0-	$5,932
Sr. Vice President — Sales and	2004	$139,150	$48,703	15,750	$4,505
Marketing	2003	$126,500	$17,710	-0-	$2,676

Gregory L. Pope	2005	$148,820	$75,975	-0-	$5,806
Sr. Vice President – Franchise	2004	$126,000	$48,703	31,500	$4,105
Development and Operations	2003	$105,000	$17,710	12,994	$2,093

Jay B. Haws	2005	$139,755	$44,593	-0-	-0-
Vice President – Creative Services	2004	$127,050	$31,763	15,750	-0-
	2003	$115,500	$11,550	-0-	-0-

(1)	Includes amounts deferred at the Named Officers’ election pursuant to the Company’s 401(k) Plan.

(2)	Represents amounts paid as bonuses based on performance for the indicated fiscal year, paid in the following fiscal year.

(3)	Options to acquire shares of Common Stock under the 1995 Stock Option Plan and 2004 Stock Option Plan. Represents options granted based on performance or increased responsibilities for the indicated fiscal year and also considers the officer’s cumulative options granted.

(4)	Represents Company contributions made or accrued on behalf of the Named Officers under the Company’s 401(k) Plan.

Option Grants During Fiscal Year Ended February 28, 2005

     The following table provides information on stock options granted in fiscal 2005 to each of the Company’s Named Officers and stock options granted to all employees as a group. The table also shows the hypothetical gains that would exist for the options at the end of their ten-year terms for the Named Officers and for all employees as a group at assumed compound rates of stock appreciation of 5 percent and 10 percent. The actual future value of the options will depend on the market value of the Company’s Common Stock. All option exercise prices are based on the average of the closing bid and asked price of the Company’s common stock at the date of grant.

Option Grants in Last Fiscal Year

	Individual Grants (1)
	Number of	% of Total			Potential Realizable Value at
	Securities	Options			Assumed Annual Rates of
	Underlying	Granted to	Exercise		Stock Price Appreciation for
	Options	Employees in	Price	Expiration	Option Term (2)
Name	Granted (#)	Fiscal Year	($/Sh)	Date	5% ($)	10% ($)
Bryan J. Merryman	31,500	14.6%	10.37	6/18/14	532,160	847,376
Gregory L. Pope	31,500	14.6%	10.37	6/18/14	532,160	847,376
Edward L. Dudley	15,750	7.3%	10.37	6/18/14	266,080	423,688
Jay B. Haws	15,750	7.3%	10.37	6/18/14	266,080	423,688
All Employees as a Group	216,300	100.0%	10.37,	6/18/14,	3,654,327	5,818,906
			10.38	6/23/14 or
			or 10.41	9/04/14

(1)	Options granted become exercisable in equal installments on the first, second, third, fourth and fifth anniversaries of the grant date.

(2)	These amounts, based on assumed appreciation rates of 5 percent and 10 percent rates prescribed by rules of the Securities and Exchange Commission, are not intended to forecast possible future appreciation, if any, of the Company’s stock price.

Aggregated Option Exercises During Fiscal 2005 and Fiscal Year End Option Values

     The following table provides information regarding the number and value of options held by the Named Officers at fiscal year end. Options for 108,045 shares of stock were exercised by the Named Officers during fiscal 2005. The Company does not have any outstanding stock appreciation rights.

			Number of Securities
	Shares		Underlying Unexercised		Value of Unexercised In-
	Acquired	Value	Option at Fiscal		The-Money Options at Fiscal
	on	Realized	Year End (#)		Year End ($)(1)
Name	Exercise (#)	($)(2)	Exercisable	Unexercisable	Exercisable	Unexercisable
Franklin E. Crail	23,100	262,680	18,480	4,620	333,538	83,384
Bryan J. Merryman	39,270	346,340	12,705	43,050	223,126	505,284
Edward L. Dudley	45,675	709,061	53,078	23,835	938,172	294,831
Jay B. Haws	—	—	46,200	15,750	813,780	157,950
Gregory L. Pope	—	—	41,638	61,761	692,588	801,847

(1)	The closing bid price of the Common Stock on The Nasdaq Stock Market on February 28, 2005, was $20.40 per share.

(2)	The value realized represents the difference between the per share closing price of the Company’s Common stock on the day of exercise and the exercise price of the options, and does not necessarily indicate that the optionee sold such stock.

Compensation of Directors

     Directors of the Company do not receive any compensation for serving on the Board. Compensation committee members are paid quarterly, $750 each for committee members and $1,500 for the committee chairman. Audit committee members are paid quarterly, $500 each for committee members and $1,500 for the committee chairman. Additionally, audit committee members receive $250 for each meeting held by phone and $500 for each meeting held in person. Also, an audit committee member attending all of the audit meetings for any fiscal year will receive a $1,000 bonus for that year. Directors who are not also officers or employees of the Company are entitled to receive stock option awards under the 1990 Director’s Plan and the 2000 Director’s Plan.

     The 1990 Director’s Plan, as amended, provides for automatic grants of nonqualified stock options covering a maximum of 198,000 shares of Common Stock of the Company to directors of the Company who are not also employees or officers of the Company and who have not made an irrevocable, one-time election to decline to participate in the plan. The 1990 Director’s Plan provides that, during the term of the 1990 Director’s Plan, options will be granted automatically to new nonemployee directors upon their election. Each such option permits the nonemployee director to purchase 22,000 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock on the date of grant of the option. Each nonemployee director’s option may be exercised in full during the period beginning one year after the grant date of such option and ending ten years after such grant date, unless the option expires sooner due to termination of service or death.

     The 2000 Director’s Plan provides for automatic grants of nonqualified stock options covering a maximum of 132,000 shares of Common Stock of the Company to directors of the Company who are not also employees or officers of the Company. The 2000 Director’s Plan provides that, during the term of the 2000 Director’s Plan, options will be granted automatically to new nonemployee directors upon their election. Each such option permits the nonemployee director to purchase 22,000 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock on the date of grant of the option. Each year following adoption of the 2000 Director’s Plan, on a date established by the Compensation Committee, during the term of the 2000 Director’s Plan, options to purchase 2,200 shares of common stock shall be granted automatically to each nonemployee director, if any, who is serving the Company as a director on such date. Each nonemployee director’s option may be exercised in full beginning on the Vesting Date as determined by the Compensation Committee and ending five years after such vesting date, unless the option expires sooner due to termination of service or death.

Employment Agreements

     The Company has entered into employment agreements with certain executives of the Company which contain, among other things, “change in control” severance provisions. Specifically, the Company has entered into employment agreements with Franklin E. Crail, Edward L. Dudley, Jay B. Haws and Bryan J. Merryman. The employment agreements generally provide that, if the Company terminates the executive’s employment under circumstances constituting a “Triggering Termination” (as defined in the employment agreements) during a specified period preceding a “Change in Control” (as defined in the employment agreements) of the Company, or if the executive or the Company terminates the executive’s employment under circumstances constituting a Triggering Termination during a specified period after a Change in Control, the executive will be entitled to receive, among other benefits, 2.99 times the sum of (i) the executive’s annual salary and (ii) two times the bonus that would be payable to the executive for the bonus period in which the Change in Control occurred. A Triggering Termination also includes a voluntary termination by the executive within five business days before an anticipated Change in Control with the concurrence of two “Concurring Persons” (as defined in the employment agreements) that the Change in Control is likely to occur during such five-business day period. In such event, the executive must agree to continue to work on an at-will basis, without compensation, until the Change in Control occurs. If the Change in Control does not occur within 10 business days, the executive must refund the severance payment to the Company. The foregoing description of the employment agreements does not purport to be complete and is qualified in its entirety by reference to the form of employment agreement, which is filed as Exhibit 99.2 to Schedule on Form 14D9 of the Company filed on May 21, 1999.

Comparison of Return on Equity

     The following graph reflects the total return, which assumes reinvestment of dividends, of a $100 investment in the Company’s Common Stock, in the Nasdaq U.S. Index, in the Russell 2000 Index and in a Peer Group Index of companies in the confectionery industry, on February 29, 2000.

	Base Period	Return	Return	Return	Return	Return
Company/Index Name	2000	2/2001	2/2002	2/2003	2/2004	2/2005
Rocky Mountain Chocolate Factory, Inc.	100.00	109.72	294.23	201.48	435.13	1,089.54
Nasdaq Index — US	100.00	45.64	37.09	28.93	43.56	44.23
Russell 2000 Index	100.00	83.16	83.44	65.00	106.87	117.06
Peer Group(l)	100.00	141.42	164.12	152.62	179.86	231.07

(1)	Comprised of the following companies: Hershey Foods Corporation, Imperial Holly Corporation, Monterey Pasta Company, Paradise, Inc., Sherwood Brands, Tootsie Roll Industries, Valhi, Inc. and Wrigley (Wm.), Jr. Company.

Compensation Committee Interlocks and Insider Participation

     The Compensation Committee of the Company’s Board of Directors consists of Lee N. Mortenson, Fred M. Trainor and Gerald A. Kien. None of the foregoing persons is or has been an officer of the Company.

CERTAIN TRANSACTIONS

     None.

16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The Company has no knowledge that any person who was a director, executive officer or 10% shareholder (a “Reporting Person”) at any time during fiscal 2005 failed to file, or was late in filing, any Form 3, 4 or 5. In making these disclosures, the Company has relied solely on written representations of its Reporting Persons, including certain written representations from Reporting Persons, that Forms 5 were not required, and on the reports filed by such Reporting Persons with the Securities and Exchange Commission.

ITEM 2.

PROPOSAL TO AMEND ARTICLES OF INCORPORATION TO INCREASE AUTHORIZED COMMON STOCK

On May 3, 2005, the Company’s Board of Directors unanimously approved a resolution to place before the shareholders a vote to amend the Company’s Articles of Incorporation to increase the number of authorized shares of the Company’s Common Stock from 7,250,000, the number of shares currently authorized, to 100,000,000. If the proposed amendment is adopted, the total number of shares of all classes of stock which the Corporation is authorized to issue would be 100,000,000.

REASON FOR PROPOSAL

On June 13, 2005, the Corporation will effect a four-for-three stock split, the third stock split in just over three years. The most recent split is in addition to two stock dividends effected in fiscal 2005. Since March of 2002 when the first split took effect, outstanding shares have increased to, as of May 31, 2005, 4,646,383 shares of the Company’s $0.03 par value Common Stock outstanding and 644,337 shares have been reserved for issuance upon exercise of options. An additional approximate 1,764,000 shares are expected to be issued or issuable upon the fulfillment of the Company’s current 4-for-3 stock split, which is payable on June 13, 2005 to shareholders of record as of May 31, 2005. Upon fulfillment of the most recent split, there will remain a balance of only approximately 195,300 authorized but unissued shares of Common Stock available for issuance without further action by the shareholders. 250,000 shares of Preferred Stock have been authorized but are unissued.

The Board of Directors believes that it is in the Corporation’s best interests to have additional authorized shares of Common Stock available for possible stock splits, stock dividends, future financings, acquisitions and other general corporate purposes. The Board considers it desirable to increase the authorized number of shares of Common Stock to provide the Corporation greater flexibility and enable it to take advantage of favorable opportunities in which an issuance of Common Stock might be appropriate without the expense and delay of a special shareholders’ meeting. At the date of this Proxy Statement, the Corporation has no agreements, commitments or plans with respect to the sale or issuance of the additional shares of Common Stock which would be authorized by the proposed amendment.

The additional shares of Common Stock authorized under the proposed amendment would be part of the existing class of Common Stock and, if and when issued, would have the same rights and privileges as the shares of Common Stock presently outstanding. The shareholders have no preemptive rights to subscribe for or purchase any additional shares of Common Stock.

Although the Corporation has no present intention of taking the following actions, shares of authorized but unissued Common Stock could be used by the Board to discourage or make more difficult a change in control of the Corporation. For example, the issuance of new voting shares could be used to dilute the stock ownership of a person seeking control of the Corporation. The Corporation is not currently aware of any specific efforts to obtain control of the Corporation.

If this amendment is approved, no further action or authorization by the Corporation’s shareholders would be necessary prior to issuance of additional shares of Common Stock, except as may be required for a particular transaction or issuance by applicable law or by the rules of any stock exchange on which the Corporation’s securities may then be listed.

For the purposes described above, the Board of Directors of the Company has determined that it is appropriate to increase the number of authorized shares of $0.03 par value Common Stock from 7,250,000 to 100,000,000.

The proposed amendment to our Articles of Incorporation necessary to increase the number of authorized shares of the Company’s Common Stock from 7,250,000 to 100,000,000 is described above. A copy of Article IV of our Amended Articles of Incorporation which will accomplish this change is attached as Appendix A.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE AMENDMENT OF THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 7,250,000 TO 100,000,000.

ITEM 3.

PROPOSAL TO APPROVE AN AMENDMENT OF THE 1990 NONQUALIFIED STOCK OPTION PLAN FOR NONEMPLOYEE DIRECTORS

At the Annual Meeting, holders of Common Stock will also be asked to consider and approve the adoption of an amendment to increase from 138,600 to 199,800 the number of shares of Common Stock reserved for issuance under the Company’s 2000 Stock Option Plan for Nonemployee Directors (the “2000 Directors’ Plan”). This amendment was adopted, subject to shareholder approval, by the Board of Directors on May 3, 2005.

REASONS FOR THE AMENDMENTS TO THE 2000 DIRECTORS’ PLAN

As of May 31, 2005, there were outstanding stock options covering 27,720 shares of Common Stock and zero shares remained available for future awards under the 2000 Directors’ Plan. The purpose of the proposal is to continue the 2000 Directors’ Plan by increasing by 61, 200 shares the aggregate number of shares of Common Stock that may be issued under the 2000 Directors’ Plan, which will allow, if necessary, the award of options of up to two new directors elected to the Board of Directors and the continued annual issuance of options to current or new directors for 5 years.

DESCRIPTION OF THE 2000 DIRECTORS’ PLAN AS CURRENTLY IN EFFECT

The 2000 Directors’ Plan provides for automatic grants of nonqualified stock options covering a maximum of 138,600 shares of Common Stock of the Company (199,800 shares, as proposed to be amended) to directors of the Company who are not also employees or officers of the Company and who have not made an irrevocable, one-time election to decline to participate in the plan. The 2000 Directors’ Plan provides that during the term of the 2000 Directors’ Plan, options will be granted automatically to new nonemployee directors upon their election. Each such option permits the nonemployee director to purchase 10,000 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock on the date of grant of the option. Each nonemployee director’s option may be exercised in full during the period beginning upon the grant date of such option and ending five years after such grant date, unless the option expires sooner due to termination of service or death. A total of 9,240 and 65,257 options were granted or exercised, respectively, under the 2000 Directors’ Plan during fiscal 2005.

If the amendment adopted by the Board of Directors is not approved by the shareholders, such amendment will become null and void. In such event, there will be no further option grants under the 2000 Director’s Plan.

FEDERAL INCOME TAX CONSEQUENCES

All options granted under the 2000 Directors’ Plan are non-statutory options not entitled to special tax treatment under Section 422 of the Code. The 2000 Directors’ Plan is not qualified under Section 401(a) of the Code and is not subject to the provisions of ERISA.

No income will be recognized by an optionee for federal income tax purposes upon the grant of an option. Upon exercise of an option, the optionee will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the option price of such shares.

The Company will be allowed a deduction equal to the amount of ordinary income recognized by the optionee due to the exercise of an option at the time of such recognition by the optionee.

The basis of shares transferred to an optionee pursuant to the exercise of an option is the price paid for such shares plus an amount equal to any income recognized by the optionee as a result of the exercise. If an optionee sells shares acquired upon exercise of an option, any amount realized over the basis of such shares will constitute capital gain to such optionee for federal income tax purposes.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS BELIEVES THAT THE PROPOSED AMENDMENT TO THE 2000 DIRECTORS’ PLAN IS IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL TO APPROVE THE ADOPTION OF SUCH AMENDMENT.

RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Ehrhardt Keefe Steiner & Hottman (EKS&H) was the independent registered public accounting firm for the Company for the year ended February 28, 2005. It is expected that representatives of EKS&H will be present at the Annual Meeting to make any statement they desire and to respond to appropriate questions.

     Ehrhardt Keefe Steiner & Hottman have been appointed as independent registered public accounting firm for the Company for the fiscal year ending February 28, 2006. Shareholders are not being asked to ratify the appointment.

     On February 12, 2004, Rocky Mountain Chocolate Factory, Inc. (the “Company”) dismissed Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm and engaged Ehrhardt Keefe Steiner & Hottman PC (“EKS&H”) as the Company’s new independent registered public accounting firm.

     Grant Thornton’s report on the financial statements of the Company for each of the fiscal years ended February 2002 and February 2003, contained no adverse opinion or disclaimer of opinion, nor was modified as to uncertainty, audit scope, or accounting principles. The dismissal of Grant Thornton and the engagement of EKS&H was recommended and approved by the Company’s Audit Committee.

     During the fiscal years ended February 2002 and February 2003, and any subsequent interim period of Grant Thornton as independent registered public accounting firm for the Company, there were no disagreements with Grant Thornton, resolved or unresolved, concerning any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

     During the fiscal years ending February 2002 and February 2003, and any subsequent interim period prior to engaging EKS&H, the Company did not consult with EKS&H regarding:

(i) The application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither written nor oral advice was provided by EKS&H which was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue.

(ii) Any matter that was the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation SK promulgated under the Securities Exchange Act of 1934, as amended, or an event otherwise required to be reported pursuant to Item 304(a)(1)(iv).

     Pursuant to Instruction No. 2 to Item 304 of Regulation S-K, the Company has furnished Grant Thornton and EKS&H with the disclosures set forth above under the heading “Relationship With Independent Register Public Accounting Firm.” Neither has provided a statement indicating that such disclosures are incorrect or incomplete for inclusion in this Proxy Statement.

PRINCIPAL ACCOUNTANT AUDIT FEES AND SERVICES

     For the fiscal year ended February 28, 2005, EKS&H, or current auditor and principal accountant, and for the fiscal year ended February 29, 2004, Grant Thornton LLP, our prior independent auditor and principal accountant, billed the approximate fees as follows:

	2005	2004
Audit fees	$68,601	$107,119
Audit-related fees (1)	$16,155	$8,000
Tax fees (2)	$15,295	$64,200
All other fees (3)	$-0-	$-0-

(1)	Audit-Related Fees consist of assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements. This category includes fees related to the performance of audits and attest services not required by statute or regulations, audits of the Company’s benefit plans, and additional compliance procedures related to performance of the review or audit of the Company’s financial statements, and accounting consultations about the application of GAAP to proposed transactions. These services support the evaluation of the effectiveness of internal controls.

(2)	Tax Fees consist of the aggregate fees billed for professional services rendered for tax compliance, tax advice, and tax planning services.

(3)	No fees of this category were incurred.

     The Audit Committee has determined that the provision of the services listed above is compatible with maintaining the principal accountant’s independence, and has approved the same.

     The Audit Committee is responsible for appointing, setting compensation, and overseeing the work of the independent auditor. The Audit Committee has established a policy regarding pre-approval of all audit and permissible non-audit services to be provided by the independent auditor. Such policy requires that all audit and permissible non-audit services to be provided by the independent auditor must be submitted to the Audit Committee for approval at a meeting of the Audit Committee or by unanimous written consent of the Audit Committee in lieu of a meeting.

DEADLINE FOR SUBMITTING SHAREHOLDER PROPOSALS

     Any shareholder of the Company wishing to have a proposal considered for inclusion in the Company’s 2006 proxy solicitation materials must, in addition to other applicable requirements, set forth the proposal in writing and submit it to the Secretary of the Company at the principal executive offices of the Company at 265 Turner Drive Durango, Colorado 81303 on or before February 18, 2006. The Board of Directors of the Company will review any proposals from shareholders it receives by that date and will determine whether any proposals will be included in its 2006 Proxy solicitation materials.

ANNUAL REPORT TO SHAREHOLDERS

     The Company’s 2005 Annual Report on Form 10-K is being mailed to shareholders with this Proxy Statement.

OTHER MATTERS AT THE MEETING

     As of the date of this Proxy Statement, management knows of no matters not described herein to be brought before the shareholders at the Annual Meeting. Should any other matters properly come before the meeting, it is intended that the persons named in the accompanying Proxy will vote thereon according to their best judgment in the interest of the Company.

OTHER DOCUMENTS NOT A PART OF THIS PROXY STATEMENT

     Certain information in this Proxy Statement, specifically the Audit Committee Report beginning on page 6 (other than any information contained therein not permitted to be so excluded), the report of the Nominating Committee on page 7 (other than any information contained therein not permitted to be so excluded), the report of the Compensation Committee beginning on page 7 (other than any information contained therein not permitted to be so excluded); and the Performance Graph appearing on page 13, shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission under or pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934 as currently in effect and shall not be deemed to be incorporated by reference into any filing by the Company under such Acts, unless specifically provided otherwise in such filing.

SHAREHOLDERS ARE URGED TO PROMPTLY MARK, DATE, SIGN AND RETURN
THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

By Order of the Board of Directors

/S/ Bryan J. Merryman

Bryan J. Merryman Chief Operating Officer/Chief Financial Officer

June 23, 2005

Appendix A

ARTICLES OF AMENDMENT
TO THE
ARTICLES OF INCORPORATION
OF
ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.

This document is entitled to be filed pursuant to sections 7-90-301 et. seq. and 7-110-106 of the Colorado Revised Statutes:

FIRST: The domestic entity name of the corporation is:

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.

SECOND: Article IV of the Articles of Incorporation is hereby amended in its entirety to read as follows:

     The aggregate number of shares of all classes of capital stock that the corporation shall have authority to issue is One Hundred Million Two Hundred Fifty Thousand (100,250,000) shares; One Hundred Million (100,000,000) of which shall be designated as shares of common stock, with a par value of three cents ($0.03) per share (the “Common Stock” or “Common Shares”); and Two Hundred Fifty Thousand of which shall be designated as shares of preferred stock, with a par value of ten cents ($0.10) per share (the “Preferred Stock” or “Preferred Shares”).

THIRD: The name and address of the individual who causes this document to be delivered for filing is:

Virginia Perez
Rocky Mountain Chocolate Factory, Inc.
265 Turner Drive
Durango, CO 81303

Proxy — Rocky Mountain Chocolate Factory, Inc.

Meeting Details
265 Turner Drive
Durango, Colorado 81303

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints FRANKLIN E. CRAIL and VIRGINIA M. PEREZ, and each of them, as the undersigned’s attorneys and proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as directed below, all the shares of Common Stock of ROCKY MOUNTAIN CHOCOLATE FACTORY, INC. (the “Company”) held of record by the undersigned on May 31, 2005, at the annual meeting of shareholders to be held on July 15, 2005 or any adjournment thereof.

Please mark boxes in black ink.

This proxy when properly executed will be voted in the manner directed herein by the undersigned. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR MANAGEMENT’S NOMINEES FOR ELECTION AS DIRECTORS; FOR THE PROPOSAL TO AMEND THE COMPANY’S ARTICLES OF INCORPORATION; AND FOR THE PROPOSAL TO AMEND THE COMPANY’S 2000 NONQUALIFIED STOCK OPTION PLAN.

(Continued and to be voted on reverse side.)

Rocky Mountain Chocolate Factory, Inc.

      ☐ Mark this box with an X if you have made changes to your name or address details below.

Use a black pen. Print in
CAPITAL letters inside the grey	A B C 1 2 3 X
areas as shown in this example.

Annual Meeting Proxy Card

1. Election of Directors
FOR all nominees listed below (except as marked to the contrary below)

WITHHOLD AUTHORITY to vote for all nominees listed below
(INSTRUCTION: To withhold authority to vote for any individual nominee(s), strike a line through the nominee’s name or write a zero (“0”) in the space following his name below. To exercise cumulative voting by casting two or more votes per share for any individual nominee(s), write the number of votes cast for the nominee in the space following his name. Each share of common stock is entitled to six votes, in the aggregate.)

	For	Withhold	Number of Votes

01 — Franklin E. Crail	☐	☐

02 — Lee N. Mortenson	☐	☐

03 — Bryan J. Merryman	☐	☐

04 — Fred M. Trainor	☐	☐

05 — Gerald A. Kien	☐	☐

06 — Clyde Wm. Engle	☐	☐

2. Proposal to Amend the Company’s Articles of Incorporation to increase from 7,250,000 to 100,000,000 the aggregate number of shares of Common Stock that the Company is authorized to issue.

For	Withhold	Abstain

☐	☐	☐

3. Proposal to Amend the Company’s 2000 Nonqualified Stock Option Plan for Non-employee Directors to increase from 138,600 to 199,800 the aggregate number of shares of Common Stock authorized for issuance under such plan.

For	Withhold	Abstain

☐	☐	☐

4. Issues
Each of the above-named attorneys and proxies (or his or her substitute) is authorized to vote in his or her discretion upon such other business as may properly come before the meeting or any adjournment thereof.

5. Authorized Signatures — Sign Here — This section must be completed for your instructions to be executed.
Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1	Signature 2	Date (dd/mm/yyyy)

		/	/

1 U P X